UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026 (August 31, 2026)

BridgeBio Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38959	84-1850815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 Kipling Street Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

(650) 391-9740
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 31, 2026, BridgeBio Pharma, Inc. (the “Company”) issued a press release titled, “BridgeBio Announces Agreement with U.S. Government to Improve Affordability and Access to Critical Medicines for Americans.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company expects its pricing commitment for its future medicines under its agreement with the U.S. government to exclude medicines approved exclusively for orphan indications.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements. Such statements may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “remains,” “seeks,” “should,” “will,” and variations of such words or similar expressions. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act.

These forward-looking statements include statements regarding the anticipated implementation, scope and effects of the Company’s agreement with the U.S. government, including the Company’s plans to expand Medicaid access to AttrubyTM through the GENEROUS Model; the Company’s expectation that it will not be subject to future pricing mandates; the Company’s expectations regarding the scope of the pricing commitments under its agreement with the U.S. government; and the anticipated impact of the agreement on patient access, affordability and the Company’s ability to continue developing and providing medicines for rare genetic diseases.

Although the Company believes that its plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, but not limited to, the risk that the agreement may be implemented, interpreted or applied differently than the Company currently expects; that federal or state laws, regulations, policies, reimbursement frameworks or government pricing programs may change or be implemented in a manner that adversely affects the Company or its products; that the Company may become subject to additional pricing mandates, requirements or restrictions notwithstanding its current expectations; that the scope or application of the Company’s pricing commitments, including the exclusion for medicines approved exclusively for orphan indications, may differ from the Company’s current expectations; that the agreement may not result in the anticipated improvements in access, affordability or other expected benefits; that the agreement or future changes in government pricing or reimbursement policies may adversely affect the Company’s business, results of operations or ability to continue investing in the development and commercialization of medicines for rare genetic diseases; the impacts of current macroeconomic and geopolitical events, including changing conditions from hostilities in Ukraine and in Israel and the Middle East, increasing rates of inflation and changing interest rates, on business operations and expectations, as well as those risks set forth in the Risk Factors section of the Company’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K and the Company’s other filings with the U.S. Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release titled, “BridgeBio Announces Agreement with U.S. Government to Improve Affordability and Access to Critical Medicines for Americans.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BridgeBio Pharma, Inc.

Date: August 31, 2026	/s/ Thomas Trimarchi
Thomas Trimarchi
President and Chief Financial Officer